                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): May 25, 2001


                              RYDER SYSTEM, INC.
            (Exact name of registrant as specified in its charter)

Florida                               1-4364                 59-0739250
(State or other jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)           Identification No.)


3600 NW 82/nd/ Avenue, Miami, Florida                        33166
(Address of principal executive offices)                     (Zip Code)


                                (305) 500-3726
             (Registrant's telephone number, including area code)





                                  Page 1 of 7

            This report consists of 7 consecutively numbered pages.

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         Ryder System, Inc. (the Company) has made this filing to provide answers to questions that were submitted by analysts and investors subsequent to the Company's April 19, 2001, earnings conference call. The Company will also publish the question and answer document (Q and
         A) on its web site (www.ryder.com).
                             -------------

         The content of the Q and A is furnished below in accordance with the requirements of Regulation FD.

                              Ryder System, Inc.
                             Questions and Answers

1) Can you provide total vehicles by type (i.e trucks, tractors, trailers and other) and by business (lease, rental, service vehicles) on a quarterly basis for 2000 and 1999?

The Company's fleet of owned and leased revenue earning equipment is summarized as follows (number of units excluding discontinued operations):

                                                                2000
                                    For the Quarter Ended:
                                    March 31          June 30           Sept. 30          Dec. 31
                                    --------          -------           --------          -------
          By Type:

          Trucks                      67,600           67,800             67,300           66,800

          Tractors                    56,500           57,000             56,700           56,400

          Trailers                    46,800           47,900             48,500           48,500

          Other                        4,400            4,500              4,500            4,600
                                    -------------------------------------------------------------

          Total                      175,300          177,200            177,000          176,300
                                    =============================================================

          By Business:

          Full service lease         128,100          129,300            129,500          130,700
          Commercial
              rental                  44,300           44,700             44,100           42,200
          Service vehicles
              and other                2,900            3,200              3,400            3,400
                                    -------------------------------------------------------------

          Total                      175,300          177,200            177,000          176,300
                                    =============================================================

                                                                1999
                                    For the Quarter Ended:
                                    March 31          June 30           Sept. 30          Dec. 31
                                    --------          -------           --------          -------
          By Type:

          Trucks                      65,200           68,100             68,600           65,600

          Tractors                    51,300           53,700             55,600           54,700

          Trailers                    44,900           46,500             47,500           46,700

          Other                        4,600            4,700              4,600            4,500
                                    -------------------------------------------------------------
          Total                      166,000          173,000            176,300          171,500
                                    =============================================================

                                                                    1999

                                    For the Quarter Ended:
                                    March 31            June 30             Sept. 30            Dec. 31
                                    --------            -------             --------            -------
          By Business:

          Full service lease         122,500            126,900              128,900            125,400
          Commercial rental           40,700             43,200               44,500             43,200

          Service vehicles
              and other                2,800              2,900                2,900              2,900
                                    -------------------------------------------------------------------

          Total                      166,000            173,000              176,300            171,500
                                    ===================================================================


2) Can you provide the total number of units disposed on a quarterly basis for 2000 and 1999?

                                            Units Disposed
                                               (U.S. Only)
                    For the Quarter Ended:
                    March 31        June 30        Sept. 30        Dec. 31         Year ended Dec.31
                    --------        -------        --------        -------         -----------------
     2000              4,900          4,500           3,700          3,700                    16,800

     1999              5,600          6,300           5,200          7,000                    24,100

   The Company maintains disposal statistics for the U.S. only; however, management believes such amounts to be indicative of unit disposal trends for the Company as a whole.

3) Can you provide the amount of equipment rental expense on a quarterly basis for 2000 and 1999?

                                              Equipment Rental Expense
                                                  (In Thousands)
                      For the Quarter Ended:
                      March 31       June 30        Sept. 30        Dec. 31        Year ended Dec.31
                      --------       -------        --------        -------        -----------------
     2000              $86,847        98,891          98,901        101,124                  385,763

     1999              $57,973        58,423          62,608         87,991                  266,995

Equipment rental primarily consists of rental costs on revenue earning equipment.

4) Can you provide the number of rental units and rental utilization on a quarterly basis for the last five years?

                            Number of Rental Units
                                  (U.S. Only)

           For the Quarter Ended:
           March 31         June 30        Sept. 30        Dec. 31
           --------         -------        --------        -------

2000         28,600          29,100          28,300         27,200

1999         26,900          27,800          29,200         28,200

1998         23,200          25,900          27,500         26,400

1997         22,500          24,000          24,100         23,800

1996         26,400          25,800          25,100         23,600


Rental units consist of trucks and tractors available for rental within the United States. Trailers are excluded from the above unit counts. Information is provided for the U.S. only because consolidated worldwide rental unit counts are not available for all periods presented (consolidated worldwide information for 2000 and 1999, including trailers, is furnished in the response to question 1 elsewhere in this report).



                              Rental Utilization

           For the Quarter Ended:
           March 31        June 30        Sept. 30       Dec. 31
           --------        -------        --------       -------

2000         67.7 %         73.8 %          71.2 %        71.5 %

1999         69.9 %         72.9 %          72.0 %        73.4 %

1998         69.5 %         73.9 %          73.1 %        73.6 %

1997         64.9 %         71.4 %          75.0 %        74.5 %

1996         63.3 %         69.2 %          71.3 %        70.6 %


Rental fleet utilization is monitored for the U.S. only; however, management believes such metric to be indicative of rental product performance for the Company as a whole. Rental fleet utilization represents the number of days of fleet rental per quarter divided by the total number of days of fleet availability during that particular quarter.

5) Can you provide the number of full service lease units on a quarterly basis for the last five years?

                      Number of Full Service Lease Units

         For the Quarter Ended:
         March 31              June 30             Sept. 30            Dec. 31
         --------              -------             --------            -------

2000      128,100              129,300              129,500            130,700

1999      122,500              126,900              128,900            125,400

1998      115,100              115,400              117,500            120,000

1997      112,900              111,800              112,100            113,600

1996      107,900              109,600              111,300            112,500


FORWARD-LOOKING STATEMENTS
--------------------------

Certain statements and information included in this release are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, we advise that these forward-looking statements be evaluated with consideration given to the many uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the competitive pricing environment applicable to the Company's businesses, customer retention levels, changes in customers' business environments, changes in market conditions affecting the sale of used vehicles, greater than expected expenses associated with the Company's activities and changes in general economic conditions. Information furnished is not necessarily indicative of future results.

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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RYDER SYSTEM, INC.
                                           (Registrant)

Date:    May 24, 2001                      /s/ Corliss J. Nelson
                                           ---------------------
                                           Corliss J. Nelson
                                           Senior Executive Vice President
                                           and Chief Financial Officer